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                                                                   EXHIBIT 10.10


                          WESTERN SIERRA NATIONAL BANK

                             1989 STOCK OPTION PLAN

1.    Purpose

      The purpose of the 1989 Stock Option Plan is to strengthen Western Sierra National Bank (the "Bank") and those corporations which are or hereafter become subsidiary corporations of the Bank by providing an additional means of attracting and retaining competent managerial personnel and by providing to participating officers and management level employees added incentive for high level of performance and for unusual efforts to increase the earnings of the Bank and any subsidiary corporations. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such officers and management level employees may purchase shares of the common stock of the Bank pursuant to options granted in accordance with this Plan.

      Options granted pursuant to this Plan are intended to be "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "non-qualified" stock options, as shall be determined and designated upon the grant of each option hereunder.

2.    Administration

      This Plan shall be administered by a committee (the "Stock Option Committee") consisting of certain members of the Board of Directors who from time to time shall be selected by the Board. Any action of the Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or to the unanimous written consent, of its members. If no Stock Option Committee is selected, the Board of Directors as a whole shall act as such
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Committee. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

      Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret the Plan, and to define the terms used therein, to prescribe, and amend, and rescind rules and regulations relating to administration of the Plan, to determine the duration and purposes of leaves of employment for purposes of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this section shall be final and conclusive.

3.    Incentive Stock Options

      (a) Incentive Stock Options granted under this Plan are intended to be qualified under Section 422A of the Internal Revenue Code, as amended from time to time (the "Code"). Each Stock Option Agreement shall contain such terms and provisions as the Stock Option Committee may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of
Section 422A of the Code.

      (b) Participation. Full-time salaried officers and management level employees of the Bank or of subsidiary corporations (as that term is defined in Section 425 of the Code), shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bank who is not also a full-time salaried officer or employee of the Bank or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan, the Stock Option Committee shall select from the eligible class of employees and make recommendations to the Board of Directors


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concerning the individuals to whom incentive stock options shall be granted, the terms and provisions of the respective incentive stock option agreements (which need not be identical), the times at which such incentive stock options shall be granted, and the number of shares subject to each incentive option. An individual who has been granted an incentive stock option hereunder may, if he or she is otherwise eligible, be granted additional incentive stock options if the Board of Directors shall so determine.

      (c) The Board of Directors shall determine the individuals who shall receive incentive stock options and the terms and provisions of the incentive stock options, and shall grant such incentive stock options to such individuals. Notwithstanding the above, however, the Board of Directors may delegate to the Stock Option Committee the power to determine the individuals who shall receive options, the terms and provisions of such incentive stock incentive stock options to such individuals.

      (d) Except in compliance with Section (f) below, the Board of Directors (or Stock Option Committee, if any) shall not grant a stock option to purchase shares of the Bank's common stock to any individual who is an employee at the time of the grant and owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bank or its parent or subsidiary corporation.

      (e) Annual Limit on Incentive Stock Options. The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an employee during any Calendar year (under any other incentive stock option plan of the Bank and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Internal Revenue Code of 1986.


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      (f) Option Price. The purchase price of stock subject to each incentive stock option shall be determined by the Board of Directors (or the Stock Option Committee if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except for officers and key employees who at the time of the grant own more than 10 percent of the total combined voting power Of all classes of stock of the Bank or its parent or subsidiary corporation (as defined in Section 422A of the Code), in which case the purchase price of the stock shall not be less than 110 percent of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2. The purchase price of any shares purchased shall be paid in full in cash at the time of each said purchase.

4.    Non-Qualified Stock Options

      (a) All options granted (1) which are in excess of the fair market value limitations set forth in Section 3(e) hereof; or (2) which are designated at the time of the grant as "non-qualified" shall be deemed "non-qualified." Non-qualified options granted hereunder shall be so designated in the Stock Option Agreement entered into between the Bank and the Participant.

      (b) Participation. Directors, full-time salaried officers, and management level employees of the Bank or of a subsidiary corporation [as that term is defined in Section 425 of the Internal Revenue Code of 1986, as from time to time amended (the "Code")], shall be eligible for selection to participate in the non-qualified stock option portion of the Plan. Subject to the express provisions of the Plan, the Stock Option Committee shall select from the eligible class of individuals to whom non-qualified stock options shall be granted, the terms and


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provisions of the respective non-qualified stock option agreements (which need not be identical), the times at which such non-qualified stock options shall be granted, and the number of shares subject to each non-qualified stock option. An individual who has been granted a non-qualified stock option may, if he or she is otherwise eligible, be granted additional non-qualified stock options if the Board of Directors shall so determine.

      (c) The Board of Directors shall determine the individuals who shall receive non-qualified stock options and the terms and provisions of the non-qualified stock options, and shall grant such non-qualified stock options to such individuals. Notwithstanding the above, however, the Board of Directors may delegate to the Stock Option Committee the power to determine the individuals who shall receive non-qualified stock options, the terms and provisions of such non-qualified stock options, and to grant non-qualified stock options to such individuals.

      (d) Notwithstanding anything to the contrary contained herein, the Board of Directors (or Stock Option Committee, if any) shall not grant a stock option to purchase shares of the Bank's common stock to any individual who is an employee at the time of the grant and owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bank or its parent or subsidiary corporation

      (e) Option Price. The purchase price of stock subject to each non-qualified stock option shall be determined by the Board of Directors (or the Stock Option Committee, if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted. The fair market Value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation 20.2031-2. The purchase price of any shares purchased shall be paid in full in cash at the time of each purchase.


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

      (f) Stock Option Grants. No grant of options to any director shall be valid unless the grant has been ratified by a majority of all the shares represented and voting at a meeting of shareholders. Each director of the Bank named below may be granted non-qualified options to purchase the listed amount of the Bank's common stock, conditional upon ratification by a majority of the outstanding common stock of the Bank represented and voting at a meeting of shareholders. A maximum of 44,000 shares, in the aggregate, may be subject to options granted to directors under this Plan. The options granted to directors shall vest and become exercisable as to the total number of the stock option granted to such optionee immediately after the grant. Options to directors shall be for a term of ten years. The following is a list of names of directors of the Bank, along with the amount of shares, which may be granted non-qualified stock options under this Plan:

                    Director                           Amount
                    --------                           ------
                    R. G. Albrecht                      5,000
                    Richard L. Golemon                  5,000
                    Duval E. Phillips                   5,000
                    Harold S. Prescott, Jr.             5,000
                    Dr. Darol Rasmussen                 2,000
                    Osvaldo I. Scariot                  5,000
                    Richard L. V. Smith                 2,000
                    Joseph A. Surra                     5,000
                    John Teresi                         5,000
                    Melvin S. Vukovich                  5,000
                                                       ------
                       Total                           44,000

5.    Stock Subject to the Plan

      Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bank's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under this Plan shall not exceed 63,580 shares, which amount, when combined with stock subject to other plans of


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the Bank, shall not exceed 30 percent of the total of the then outstanding shares of the Bank, including shares which have been previously allocated for issuance under other stock option plans. If any option shall be cancelled, surrendered or expire for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

6.    Continuation of Employment

      Nothing contained in the Plan (or in any option agreement) shall obligate the Bank or any subsidiary corporation to employ any option holder ("Optionee") for any period or interfere in any way with the right of the Bank or a subsidiary corporation to reduce the Optionee's compensation.

7.    Exercise of Options

      No option shall be exercisable until all necessary regulatory and shareholder approvals are obtained. Except as otherwise provided in this section, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board of Directors (or the Stock Option Committee, if authorized) shall determine; provided, however, that if an Optionee shall not in any given installment period purchase all of the shares which the Optionee is entitled to purchase in such installment period, the Optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased under the option. Options may be exercised by written notice delivered to the Bank stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered,


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must be made in cash. If the option is being exercised by any person other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person to exercise the option. Optionees will have no rights as stockholders with respect to stock of the Bank subject to their Stock Option Agreements until the date of issuance of stock certificates to them.

8.    Nontransferability of Options

      Each option shall, by its terms, be nontransferable by the Optionee other than by Will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee.

9.    Cessation of Employment or Directorship

      Except as provided in Section 10 and 20 hereof, if an Optionee ceases to be a director of the Bank or an employee of the Bank or a subsidiary corporation for any reason other than his disability (as defined in Section 105(d)(4) of the Code) or death, the Optionee's option shall expire not later than three (3) months thereafter. During the period after cessation of directorship or employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which the Optionee ceased to be a director or employed by the Bank or a subsidiary corporation.

10.   Termination of Employment for Cause

      If the Stock Option Agreement so provides and if an Optionee's employment by the Bank or a subsidiary corporation is terminated for cause, the Optionee's option shall expire immediately, provided, however, the Board of Directors may, in its sole discretion, with thirty (30) days of such termination, reinstate the option by giving written notice of such reinstatement to the Optionee at the


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Optionee's last known address. In the event of reinstatement, the Optionee may exercise the option only to such extent, for such time, and upon such terms and conditions as if he had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a subsidiary corporation, and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

11.   Disability or Death of Optionee

      If any Optionee dies while a director or being employed by the Bank or a subsidiary corporation, or during the three month period referred to in Section 9, the option shall expire one (1) year after the date of such death or on the day specified in Section 20 hereof, whichever is earlier. After such death but before such expiration, the persons to whom the Optionee's rights under the option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the Optionee ceased to be employed by the Bank or a subsidiary corporation.

      If the Optionee shall terminate his or her directorship or employment because of disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended from time to time), the Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within 12 months of the date of termination, but in no event later than the expiration date in the Option Agreement.


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
12.   Adjustment Upon Changes in Capitalization

      If the outstanding shares of the stock of the Bank are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Bank through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or other-wise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be Made without change in corresponding adjustment in the price for each share subject to the option. Any adjustment under the Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account Of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

13.   Terminating Events

      A Terminating Event shall be defined as any one of the following events;
(i) dissolution or liquidation of the Bank, (ii) a reorganization, merger or consolidation of the Bank with one or more corporation, the result of which the Bank is not the surviving corporation or the Bank becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50% of the aggregate voting power of all outstanding equity securities of the Bank), (iii) a sale of substantially all the assets of the Bank to another corporation, or (iv) a sale of the equity securities


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of the Bank representing more than 50% of the aggregate voting power of all outstanding equity securities of the Bank to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event, and upon such Terminating Event all outstanding options and the Plan shall terminate; provided, however, upon such Terminating Event all outstanding options not exercised by the time of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options.

14.   Amendment and Termination

      The Board of Directors of the Bank may at any time suspend, amend, or terminate the Plan and may, with the consent of the Optionee, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 7, 12 and 13 hereof, no amendment or modification which would:

      (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

      (b)  change the minimum option price;

      (c)  increase the maximum term of options provided for herein;

      (d) permit options to be granted to anyone other than a director, full-time salaried officer or management level employee of the Bank or a subsidiary corporation; or

      (e) otherwise materially modify the Plan within the meaning of certain SEC Rules and Regulations.

may be adopted without the Bank having first obtained any necessary regulatory approvals and any shareholder approvals required by law.


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

      No option may be granted during any suspension or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), without the consent of the Optionee, alter or impair any rights or obligation under any option theretofore granted.

15.   Time of Granting Options

      The time an option is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board of Directors (or action of the Stock Option Committee, if authorized) described in Sections 3(c) and 4(c) hereof; provided, however, that if appropriate resolutions of the Board of Directors (or the Stock Option Committee, if authorized) indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Board of Directors (or the Stock Option Committee, if authorized) is taken by unanimous written consent of its members, the action of the Board of Directors (or the Stock Option Committee) shall be deemed to be at the time the last Board (or Stock Option Committee) member signs the consent.

16.   Privileges of Stock Ownership; Securities Law Compliance; Notice of Sale

      No Optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise Of any option unless and until all then applicable requirements of any regulatory agencies having jurisdiction and all applicable requirements of any exchanges upon which stock of the Bank may be listed, shall have been fully complied with. The Optionee shall give the Bank notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.


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

17.   Effective Date of the Plan

      The Plan shall be deemed adopted as of April 17, 1989, and shall be effective immediately subject to approval by the holders of a majority of the Bank's outstanding stock, as required in Section 422A of the Code or the regulations promulgated thereunder and the California Corporations Code.

18.   Termination

      Unless previously terminated by the Board of Directors, the Plan shall terminate at the close of business on a date ten (10) years from the earlier of the date of approval by the Bank's outstanding shares or the date of adoption of this Plan. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.

19.   Option Agreement

      Each option shall be evidenced by a written Stock Option Agreement executed by the Bank and the Optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each Incentive Stock Option Agreement shall contain such terms and provisions as the Stock Option Committee may determine to be necessary in order to qualify such option as any incentive stock option within the meaning of
Section 422A of the Code.

20.   Option Period

      Each option and all rights or obligations thereunder shall expire on such date as the Board of Directors (or the Stock Option Committee, if authorized) may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.


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

21.   Exculpation and Indemnification

      To the extent permitted by applicable law in effect from time to time, no member of the Board of Directors or Stock Option Committee shall be liable for any action or omission of any other member of the Board of Directors or Stock Option Committee nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Board of Directors of the Bank and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Stock Option Committee in any action brought by a third party against such person (whether or not the Bank is joined as a party defendant) to impose a liability or penalty on such person while a director or member of the Stock Option Committee arising with respect to the Plan or administration thereof or out of membership on the Stock Option Committee or of the Bank, or all or any combination of the preceding; provided, the Board of Directors determines in good faith that such director or member was acting in good faith, within what such director or member reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bank or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section does not apply to any action instituted or maintained in the right of the Bank by a shareholder or holder of a voting trust certificate representing shares of the Bank or any subsidiary corporation thereof. The provisions of this Section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or member of the Stock Option Committee, and the term "person" as used in this Section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.


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22.   Agreement and Representations of Optionee

      Unless the shares of stock covered by this Plan have been registered with the Securities and Exchange Commission, each Optionee shall, by accepting an option, represent and agree, for himself and his transferees by Will or the laws of descent and distribution, that all stock will be acquired for investment and not for sale or distribution. Upon exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Bank, furnish evidence satisfactory to the Bank (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bank, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

      The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated of otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Act or a written opinion of counsel for the Optionee which opinion shall be acceptable to counsel for the Bank that registration is not required.

to assure itself against any sale or distribution by the Optionee which does not comply with this Plan or any Federal or state securities laws.

      The Bank agrees to remove any legend affixed to the certificates embodying the shares pursuant to this section when all of the restrictions on the transfer of the shares, whether imposed by this Plan or Federal or state law, have terminated.

                                       WESTERN SIERRA NATIONAL BANK

                                       By   /s/ O. I. SCARIOT
                                            ------------------------------------
                                       By   /s/ R. G. ALBRECHT
                                            ------------------------------------
                                       By   /s/ DUVAL E. PHILLIPS
                                            ------------------------------------


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

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF THE BANK'S STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS: THE BANK'S 1989 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF THE BANK HOLDING NOT LESS THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE BANK'S COMMON STOCK.

                          WESTERN SIERRA NATIONAL BANK
                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated the _________ day of _____________ 1989, by and between Western Sierra National Bank, a California corporation (the "Bank"), and _____________ ("Optionee") ;

      WHEREAS, pursuant to the 1989 Stock Option Plan of the Bank (the "Plan"), the Board of Directors of the Bank (or the Stock Option Committee, if authorized by the Board of Directors) has authorized granting to Optionee a stock Option to purchase all or any part of __________ (____) authorized but unissued shares of the Bank's common stock for cash at the price of ____ Dollars ($__.__) per share, such Option to be for the term and upon the terms and conditions hereinafter stated;

      NOW, THEREFORE, it is hereby agreed:

      1. Grant of Option. Pursuant to said action of the Board of Directors (or the Stock Option Committee) and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the Option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of __________ (____) shares of the Bank's Common Stock (hereinafter called "stock") at the price of _____ Dollars ($__.___) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock as of the date of action of the Board of Directors (or the Stock Option Committee) granting this Option.

      2. Exercisability. This Option shall be exercisable as to _______________
_______________________________________________________________________________
_______________________________________________________________________________.
This Option shall remain exercisable as to all of such shares until _________, _______, (but not after the expiration of ten (10) years from the date this Option is granted) unless this Option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this Option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this Option.

            3. Exercise of Option. This Option may be exercised by written notice delivered to the Bank stating the number of shares with respect to which this Option is being exercised, together with cash in the amount of the purchase price of such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this Option and in no event may the Option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

            4. Cessation of Employment. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be employed by the Bank or a subsidiary corporation for any reason other than Optionee's death or disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended from time to time), this Option shall expire three (3) months thereafter. During the three-month period this Option shall be exercisable only as to those installments, if any, which had accrued as of the date when Optionee ceased to be employed by the Bank or the subsidiary corporation.

         5. Termination of Employment for Cause. If Optionee's employment by the Bank or a subsidiary corporation is terminated for cause, this Option shall


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
expire immediately, unless reinstated by the Board of Directors within thirty
(30) days of such termination by giving written notice of such reinstatement to Optionee at his last known address. In the event of such reinstatement, Optionee may exercise this Option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a subsidiary corporation and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

      6. Nontransferability; Disability or Death of Optionee. This Option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while employed by the Bank or a subsidiary corporation, or during the three-month period referred to in Paragraph 4 hereof, this Option shall expire one (1) year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this Option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this Option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by the Bank or a subsidiary corporation.

      If Optionee shall terminate employment because of disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended from time to time), Optionee may exercise this Option to the extent he or she is entitled to do


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

so at the date of termination, at any time within 12 months of the date of termination, but in no event later than expiration date in paragraph 2.

      7. Employment. This Agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee's compensation.

      8. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Bank's stock subject to this Option until the date of issuance of stock certificates to Optionee. Except as provided in
Section 13 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

      9. Modification and Termination by Board of Directors. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

      10. Notification of Sale. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this Option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

      11. Representations of Optionee. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable requirements of federal law and of the Securities and Exchange Commission pertaining to the issuance and sale of such shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of the Bank of the same class are then listed shall have been complied with. Upon exercise of any portion of this option, the person entitled to execute the same shall execute the letter attached hereto as Exhibit "A". The Bank may require a letter from counsel acceptable to the Bank that all federal and state securities laws have been complied with, prior to the issuance of any shares under this option. In addition, if the Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by the restrictions and other applicable federal and state securities laws.

      Furthermore, the Bank may, if it deems appropriate, issue stop transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bank deems appropriate.

      12. Notices. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

OPTIONEE                               WESTERN SIERRA NATIONAL BANK

By                                     By
    --------------------------------       -------------------------------------

                                       By
                                           -------------------------------------

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF THE BANK'S STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS: THE BANK'S 1989 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY SHAREHOLDERS OF THE BANK HOLDING NOT LESS THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE BANK'S COMMON STOCK.

                          WESTERN SIERRA NATIONAL BANK
                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated the ________ day of ________________, 1989, by and between Western Sierra National Bank, a California corporation (the "Bank"), and ____________________________________________, ("Optionee");

      WHEREAS, pursuant to the 1989 Stock Option Plan of the Bank (the "Plan"), the Board of Directors of the Bank (or the Stock Option Committee, if authorized by the Board of Directors) has authorized granting to Optionee a stock option to purchase all or any part of ___________________ (___________) authorized but unissued shares of the Bank's common stock for cash at the price of ______________________ Dollars ($_____) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

      NOW, THEREFORE, it is hereby agreed:

      1. Grant of Option. Pursuant to said action of the Board of Directors (or the Stock Option Committee) and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of _____ ___________________ (______) shares of the Bank's Common Stock (hereinafter called "stock") at the price of _____________ Dollars ($______) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock as of the date of action of the Board of Directors (or the Stock Option Committee) granting this option.

      2. Exercisability. This option shall be exercisable as to ________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________. This option shall remain exercisable as to all of such shares until 19_ (but not after the expiration of ten (10) years from the date this option is granted) unless this option has expired earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

      3. Exercise of Option. This option may be exercised by written notice delivered to the Bank stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

      4. Cessation of Employment. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be employed by or a director of the Bank or a subsidiary corporation for any reason other than Optionee's death or disability, this option shall expire three (3) months thereafter. During the three-month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when the Optionee ceased to be employed by or a director of the Bank or the subsidiary corporation.

      5. Termination of Employment for Cause. If Optionee's employment by the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty
(30)
days of such termination by giving written notice of such reinstatement to Optionee at his last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a subsidiary corporation and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

      6. Nontransferability; Death or Disability of Optionee. This option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while employed by or while being a director of the Bank or a subsidiary corporation, or during the three-month period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by or director of the Bank or a subsidiary corporation.

         If the Optionee terminates his employment or directorship because of a disability, the Optionee may exercise this option to the extent he is entitled to do so at the date of termination at any time within 12 months of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

      7. Employment. This Agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee's compensation.

      8. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Bank's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

      9. Modification and Termination by Board of Directors. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

      10. Notification of Sale. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

      11. Representations of Optionee. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable requirements of federal law and of the Securities and Exchange Commission pertaining to the issuance and sale of such shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of the Bank of the same class are then listed shall have been complied with. Upon exercise of any portion of this Option, the person entitled to execute the same shall execute the letter attached hereto as Exhibit "A". The Bank may require a letter from counsel acceptable to the Bank that all federal securities laws have been complied with, prior to the issuance of any shares under this option. In addition, if the Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by those restrictions and other applicable federal and state securities laws.

      Furthermore, the Bank may, if it deems appropriate, issue stock transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bank deems appropriate.

      12. Notices. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

OPTIONEE                               WESTERN SIERRA NATIONAL BANK

By                                     By
    --------------------------------       -------------------------------------

                                       By
                                           -------------------------------------